EXHIBIT 10.12


                                                 December 15, 1999

International Dispensing Corporation
2500 Westchester Avenue, Suite 304
Purchase, New York 10574

Gentlemen:

         Reference is made to the Preferred Stock Subscription Agreement dated as of September 23, 1999 and Amendment No. 1 thereto, dated as of October 25, 1999 by and among Gregory B. Abbott ("Gregory Abbott"), George Kriste ("Kriste"), Louis A. Simpson ("Simpson"), Gary Allanson ("Allanson") and International Dispensing Corporation (the "Company")(collectively, the "Purchase Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Purchase Agreement.

         This will confirm the agreement of the undersigned and the Company as follows:

         George Abbott whose address is 10 Rockefeller Plaza, Suite 604, New York, New York 10020, hereby agrees to become a party to the Purchase Agreement as an Investor and, by his signature below, shall as of the date hereof be deemed to have made all of the representations and agreements made by each Investor in the Purchase Agreement as if he were an original signatory thereof.

         The Investors hereby agree to purchase on the date hereof the number of additional Shares of Preferred Stock set forth opposite their names below for the purchase price set forth opposite their names, all in accordance with the terms and conditions of the Purchase Agreement. The purchase price shall be paid by wire transfer on the date hereof to the Company's bank account of immediately available funds pursuant to wire transfer instructions previously given to each of the Investors.

                              Shares of Preferred
Name of Investor                Stock Purchased                   Purchase Price
----------------                ---------------                   --------------
Gregory Abbott                        49.5                           $99,000
Kriste                                49.5                           $99,000
Simpson                               49.5                           $99,000
Allanson                              12                             $24,000
George Abbott                         49.5                           $99,000


         Each   Investor   reaffirms   as  of  the  date   hereof   all  of  the
representations and agreements made by such Investor in the Purchase Agreement.


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International Dispensing Corporation
December 15, 1999
Page 2

         The Company reaffirms as of the date hereof all of the representations made by the Company in the Purchase Agreement, except that as of the date hereof, prior to the purchases being made hereby, an aggregate of 350 Shares of Preferred Stock are issued and outstanding.

                                                        Very truly yours,


                                                        /s/ Gregory Abbott
                                                        ------------------------
                                                        Gregory Abbott

                                                        /s/ George Kriste
                                                        ------------------------
                                                        George Kriste

                                                        /s/ Louis A. Simpson
                                                        ------------------------
                                                        Louis A. Simpson

                                                        /s/ Gary Allanson
                                                        ------------------------
                                                        Gary Allanson

                                                        /s/ George Abbott
                                                        ------------------------
                                                        George Abbott



AGREED TO:

INTERNATIONAL DISPENSING
  CORPORATION

By: /s/ Gary Allanson
    -----------------
    Gary Allanson
    President